Note 19 - Subsequent Event	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Subsequent Events [Text Block]

Note 19.         Subsequent Event

On March 17, 2023, the Company entered into and closed a Stock Purchase Agreement with Gray Matters Data Corp. (“GMDC”), a company newly formed by StealthPoint LLC, a San Francisco based venture fund, under which the Company sold all of the shares of its subsidiary, Gray Matters, Inc. In exchange for this sale, the Company received shares of common stock of GMDC representing on a primary share basis, assuming the conversion of the Series A preferred referenced below, approximately a 19.9% interest in GMDC after completion of its initial anticipated fund raising, cash consideration of approximately $935,000 and contingent annual payments equal to five percent (5%) of the purchaser’s GAAP based revenue through December 31, 2029 attributable to the purchaser’s blockchain-enabled digital supply chain management platform and associated technologies. The equity interest StealthPoint and other GMDC investors, other than WaveDancer, are receiving is in the form of Series A non-participating convertible preferred stock having a one-time liquidation preference and no cumulative dividends. In addition, the Company and GMDC entered into a transition services agreement whereby the Company will continue to provide certain administrative services for GMI. The value of these services is estimated to be $65,000 which was paid by GMDC at closing and is not subject to adjustment. The total cash paid at closing was $1,000,000. The Company also has the right to appoint a designee to GMDC’s board of directors and a right to co-invest in the anticipated Series B preferred stock financing round which GMDC intends to consummate in the future. The Stock Purchase Agreement contains customary representations, warranties, indemnities, and covenants.